FIRST LANCASTER FEDERAL SAVINGS BANK
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                   -------------------------------------------

         This Agreement entered into as of the 7th day of December, 1995 (the "Effective Date") by and between First Lancaster Federal Savings Bank (the "Bank") and Tony A. Merida (the "Executive").


         WHEREAS, the Executive currently is employed in the capacity of Executive Vice President of the Bank, and is expected to continue in this capacity; and

         WHEREAS, the Bank desires to retain the services of the Executive to the Bank and as such wishes to provide the Executive with supplemental retirement income as an added incentive to remain employed at the Bank.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree to this Agreement as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         "Agreement" shall mean this agreement between the Executive and the Bank.

         "Annual Offset Amount" shall mean the sum of (i) the primary social security benefit payable annually to the Executive as of the earliest date, following his termination of employment, on which he could begin to collect such benefit (regardless of when such payment actually begins), (ii) the annual benefit that would be payable to the Executive under the Bank's Pension Plan in the form of a 50% joint and survivor annuity, with his Surviving Spouse as contingent beneficiary, commencing upon his termination of employment (regardless of when he actually begins to collect such benefits), and (iii) the annual amount that would be payable to the Executive if that portion of his account under the Bank's 401(k) Plan which would be attributable to the Bank's contributions (assuming the Executive contributed the maximum amounts permitted by Federal tax laws) were paid to him in the form of a 50% joint and survivor annuity, with his Surviving Spouse as contingent beneficiary, commencing upon his termination of employment (regardless of when he actually begins to collect such benefits).

         "Average Annual Compensation" shall mean the average of the Executive's highest Compensation for the three calendar years (whether or not such years are consecutive) in the five calendar years immediately preceding the calendar year in which his employment with the Bank terminates for any reason.

         "Bank" shall mean First Lancaster Federal Savings Bank.

         "Benefits"  shall  mean,  collectively,   the  benefits  payable  under
Articles II and III of the Agreement.

         "Board" shall mean the board of directors of the Bank.

         "Change in Control" is defined in the Bank's Directors' Retirement Plan, and shall be defined in the same manner for purposes of this Agreement. Any amendment to the Bank's Directors' Retirement Plan that modifies said definition shall be deemed to apply with equal force, effect, and timing to the definition of Change in Control for purposes of this Agreement, except that a modification that may adversely affect a Participant shall be ineffectual as to the Executive unless he consents in writing to be bound by the modification.

         "Compensation" shall mean the amount of W-2 earnings paid to the Executive by the Bank (plus any amounts withheld from the Executive under a 401(k) Plan or cafeteria plan sponsored by the Bank) within a calendar year.

         "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties to the Bank and which results in the Executive becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Executive's ability to substantially perform his duties to the Bank for a period of one hundred eighty (180) consecutive days).

         "Executive" shall mean Tony A. Merida.

         "Just Cause" shall mean, in the good faith determination of the Board, the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary, in the good faith determination of the Board, duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final case-and-desist order, or material breach of any provision of this Agreement.

         "Surviving Spouse" shall mean the Executive's spouse, if any, on the date of his death, but shall not include a spouse from whom he is legally separated or divorced at the time of his death.

         "Vested Percentage" shall be equal to the product of (i) the number of the Executive's full calendar years of employment with the Bank following December 31, 1995 up to 10 years, and (ii) ten percent (10%). Notwithstanding the foregoing, the Executive's Vested Percentage shall accelerate to 100% upon
(i) termination of his employment due to his death or Disability, or (ii) a Change in Control.


                                   ARTICLE II
                      RETIREMENT BENEFITS FOR THE EXECUTIVE
                      -------------------------------------

         In the event that the Executive's employment with the Bank terminates for any reason other than death or Just Cause, the Bank shall pay the Executive an annual payment for the remainder of his life in an amount per year equal to
(i) the product of his Vested Percentage and 70% of his Average Annual Compensation, less (ii) his Annual Offset Amount. The payments due under this Article shall begin on the first day of the second month following the date of the

Executive's termination of employment with the Bank, and shall thereafter be made on the annual anniversary dates of such first payment date. Except as provided in Article III, no Benefits shall be payable hereunder after the death of the Executive.

         Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable hereunder shall be reduced to the extent that on the date of the Employee's termination of employment, either (i) the present value of his Benefits exceeds the limitations that are set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision, as in effect on the Effective Date, or (ii) such reduction is necessary to avoid subjecting the Bank to liability under Section 280G of the Internal Revenue Code of 1986, as amended. In addition, any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                                   ARTICLE III
                                 DEATH BENEFITS
                                 --------------

         In the event that the Executive dies before benefit payments commence under Article II hereof, the Bank shall pay to the Executive's Surviving Spouse an annual payment for the remainder of the Surviving Spouse's life (up to a maximum of 20 years) in an amount equal to 50% of the annual benefit that the Executive would have received under Article II if he had terminated employment on the date of his death and then had a Vested Percentage equal to 100%.

         In the event that the Executive dies after benefit payments have commenced under Article II hereof, the Bank shall pay to the Executive's Surviving Spouse an annual payment for the remainder of the Surviving Spouse's life (up to a maximum of 20 years) in an amount equal to 50% of the annual Benefits that the Executive would have received if he had survived to collect all of the Benefits payable to him under this Agreement.

         Death benefits shall be payable only pursuant to this Article III, shall commence on the first day of the first month following the date of the Executive's death, and shall thereafter be made on the annual anniversary dates of such first payment date.


                                   ARTICLE IV
                               SOURCE OF BENEFITS
                               ------------------

         The primary source of Benefits shall be the general assets of the Bank. However, the Bank may establish and fund an irrevocable trust (the "Trust"), whereby assets of the Bank will be held by the Trust pursuant to the Trust Agreement, subject to claims by general creditors of the Bank by appropriate judicial action as provided by such Trust. Any insurance policy or any other asset acquired or held by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Executive or his Surviving Spouse (if any), or to be security for the performance of the obligations of the Bank, but shall be, and remain, a general, unpledged, unrestricted asset of the Bank. Neither Executive nor his Surviving Spouse (if any) shall be named as owner of any insurance policy, if any, held in connection with the liabilities hereunder.

         The trustee of the Trust shall inform the Board annually prior to the commencement of each fiscal year as to the manner in which Trust assets shall be invested. In the event that funds from the Trust are at any time insufficient to pay Benefits, the obligation to pay Benefits shall constitute an unfunded, unsecured promise by the Bank to provide such payments as and to the extent such Benefits become payable. In such case, Benefits shall be paid from the general assets of the Bank, and no person shall, by virtue of this Agreement, have any interest in such assets (other than as an unsecured creditor of the Bank).

                                    ARTICLE V
                                   ASSIGNMENT
                                   ----------

         Except as otherwise provided by this Agreement, it is agreed that neither the Executive nor his Surviving Spouse (if any) nor his estate shall have any right to commute, sell, assign, transfer, encumber and pledge or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nonassignable and nontransferable.

                                   ARTICLE VI
                            NO RETENTION OF SERVICES
                   TERMINATION OR SUSPENSION UNDER FEDERAL LAW
                   -------------------------------------------

         The Benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreement that may exist from time to time between the parties hereto, or any other compensation payable by the Bank to the Executive, whether salary, bonus, retirement income under employee benefit plans sponsored or maintained by the Bank, or otherwise. This Agreement shall not restrict the right of the Bank to terminate the Executive's employment, or restrict the right of the Executive to terminate his employment.


         If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this paragraph shall not affect the vested rights of the parties.

         All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

         If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Executive from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                                   ARTICLE VII
                            RIGHTS OF THE EXECUTIVE.
                            ------------------------

         The rights of the Executive and of his Surviving Spouse (if any) under this Agreement shall be solely those of an unsecured creditor of the Bank except as may be provided in this Article.

                                  ARTICLE VIII
                               CHANGE IN CONTROL;
                          OR TERMINATION FOR JUST CAUSE
                          -----------------------------

         The provisions of this Article shall supersede any provisions of this Agreement to the contrary.

         In the event of a Change in Control, the Executive's Vested Percentage shall become 100%. In addition, at any time no later than five business days following a Change in Control, the Bank shall establish the Trust (if it has not been previously established), and shall contribute an amount to the Trust that is projected to be sufficient to enable the Trust to pay all Benefits that could become payable.

         In the event of the Executive's termination of employment for Just Cause, no Benefits shall be payable hereunder, and the Bank shall have no further obligations hereunder, unless and to the extent that the Bank determines, in its sole and absolute discretion, to the contrary.

                                   ARTICLE IX
                                 REORGANIZATION
                                 --------------

         The Bank agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this paragraph, without having made adequate provision for the fulfillment of its obligation hereunder.

                                    ARTICLE X
                                   AMENDMENTS
                                   ----------

         This Agreement may be revoked or amended in whole or in part only by a writing signed by all of the parties hereto.

                                   ARTICLE XI
                                    STATE LAW
                                   ----------

         This Agreement shall be construed and governed in all respects under and by the laws of the Commonwealth of Kentucky, except to the extent preempted by federal law. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                   ARTICLE XII
                                    HEADINGS
                                   -----------

         Heading and subheadings in this Agreement are inserted for convenience and reference only and constitute no part of this Agreement.


                                  ARTICLE XIII
                                  COUNTERPARTS
                                  ------------

         This Agreement may be executed in an original and any number of counterparts, each of which shall constitute an original of one and the same instrument.

                                  ARTICLE XIV
                                 EFFECTIVE DATE
                                 --------------

         This Agreement shall become effective on the date first hereinabove written, subject to such changes as the Bank's Board of Directors may reasonably deem to be necessary or proper in order to obtain approval of the Agreement by the Office of Thrift Supervision. Unless terminated earlier in accordance with
Article XVII, this Agreement shall remain in effect during the term of employment of the Executive and until all benefits payable hereunder have been made.

                                   ARTICLE XV
                         INTERPRETATION OF THE AGREEMENT
                         --------------------------------

         The Board of Directors of the Bank shall have sole and absolute discretion to administer, construe, and interpret the Agreement, and the decisions of the Board shall be conclusive and binding on all affected parties (unless such decisions are arbitrary and capricious).

                                   ARTICLE XVI
                             ARBITRATION OF DISPUTES
                             -----------------------

         In the event that any dispute arises between the Executive and the Bank as to the terms or interpretation of this Agreement, said dispute shall be referred to the American Arbitration Association, and the parties expressly consent to submit said dispute to be so arbitrated. The decision of the American Arbitration Association shall be final and binding on all the parties, and there shall be no appeal therefrom.

                                  ARTICLE XVII
                            TERMINATION OF AGREEMENT
                            ------------------------

         The Bank and the Executive (or, in the event of his death, his Surviving Spouse or estate, as the case may be) may terminate this Agreement at any time in a writing executed by the parties.

         IN WITNESS WHEREOF, the Bank has caused this Agreement to be signed in its corporate name by its duly authorized officer, impressed with its corporate seal, and properly attested to, and the Executive has hereto set his hand, all on the day and year first above written.


                                        FIRST LANCASTER FEDERAL SAVINGS BANK


Attest:/s/ Kathy G. Johnica             By:/s/ Virginia R.S. Stump
        --------------------               ---------------------------------
                                            Its Chairman of the Board


                                        EXECUTIVE


Witness:/s/ Kathy G. Johnica            /s/ Tony A. Merida
        --------------------            ------------------------------------
                                        Tony A. Merida

                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                      FIRST LANCASTER FEDERAL SAVINGS BANK
                                       AND
                                 TONY A. MERIDA
                                 FIRST AMENDMENT


     WHEREAS,  on December 7, 1995,  First  Lancaster  Federal Savings Bank (the
"Bank")  entered  into  a  Supplemental   Executive  Retirement  Agreement  (the
"Agreement") with Tony A. Merida (the "Employee"); and

     WHEREAS, the Board of Directors of the Bank and the Employee have determined that it is in their best interests to amend the Agreement;


     NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately upon the execution hereof:


     1. The definition of "Compensation" under Article I is amended by adding the following phrase between the words "earnings" and "paid":

               -- excluding W-2 earnings from stock option and management recognition plans --.

     2. The second  sentence  of the  definition  of "Vested  Percentage"  under
Article I is amended by deleting "(i)" and ", or (ii) a Change in Control".

     3. The first sentence of the second paragraph of Article II is amended by inserting the following phrase between the words "Benefits" and "exceeds":

                  , taken together with any other benefits he will receive pursuant to other compensation arrangements with the Bank or its holding company,

     4. The second paragraph of Article VIII is amended in its entirety to provide as follows:

               The Bank shall establish the Trust (if it has not been previously established) at any time no later than five business days following a Change in Control, and shall contribute an amount to the Trust that is projected to be sufficient to enable the Trust to pay all Benefits that could become payable.

     5. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

         WHEREFORE, the undersigned hereby approve this First Amendment to the Agreement.

Date of Execution: February 15, 1996



                                     TONY A. MERIDA

                                     /s/ Tony A. Merida
                                     -------------------------------------


                                     FIRST LANCASTER FEDERAL SAVINGS BANK




                                     By /s/ Virginia R.S. Stump
                                        ----------------------------------

Attest:/s/ Kathy G. Johnica          Its President
       -------------------------        ----------------------------------

                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                                     BETWEEN

                      FIRST LANCASTER FEDERAL SAVINGS BANK

                                       AND

                                 TONY A. MERIDA

                                SECOND AMENDMENT
                                ----------------

     WHEREAS,  on December 7, 1995,  First  Lancaster  Federal Savings Bank (the
"Bank")  entered  into  a  Supplemental   Executive  Retirement  Agreement  (the
"Agreement") with Tony A. Merida (the "Employee"); and

     WHEREAS, the Board of Directors of the Bank and the Employee have determined that the definition of "Annual Offset Amount" needs to be clarified with respect to benefits that are payable to the Employee under the Bank's Pension Plan.

     NOW, THEREFORE, the Agreement shall be amended as follows, with such Amendment to become effective immediately upon the execution thereof:

     1. The definition of "Annual Offset Amount" in Article I is amended to read as follows:

                           "Annual  Offset Amount" shall mean the sum of (i) the
                  primary social security benefit payable annually to the Executive as of the earliest date, following his termination of employment, on which he could begin to collect such benefit (regardless of when such payment actually begins), (ii) the annual benefit that would be payable to the Executive under the Bank's Pension Plan as of the earliest date, following his termination of employment, in the form of a 50% joint and survivor annuity, with his Surviving Spouse as contingent beneficiary, on which he could begin to collect such benefit (regardless of when he actually begins to collect such benefits), and (iii) the annual amount that would be payable to the Executive if that portion of his account under the Bank's 401(k) Plan which would be attributable to the Bank's contributions (assuming the Executive contributed the maximum amount permitted by the Federal tax laws) were paid to him in the form of a 50% joint and survivor annuity, with his surviving spouse as contingent beneficiary, commencing upon his termination of employment regardless of when he actually begins to collect such benefits.

     2. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions or conditions of the Agreement other than as stated above.

     WHEREFORE, the undersigned hereby approve this Second Amendment to the Agreement.

Date: September 7, 2000         /s/ Tonay A. Merida
      -----------------         ------------------------------------
                                TONY A. MERIDA


                                FIRST LANCASTER FEDERAL SAVINGS BANK


                                By: Virginia R.S. Stump
                                    ---------------------------------------
Attest: /s/ Kathy G. Johnica
        --------------------
                                Its: President
                                    ---------------------------------------